Exhibit 10.3

AMENDMENT NO. 2

TO

COLOMBIAN PARTICIPATION AGREEMENT

BY AND AMONG

GRAN TIERRA ENERGY COLOMBIA LTD.,

GRAN TIERRA ENERGY INC.

AND

CROSBY CAPITAL, LLC

DATED

AS OF JULY 3, 2008

AMENDMENT NO. 2

TO

COLOMBIAN PARTICIPATION AGREEMENT

This Amendment No. 2 to Colombian Participation Agreement (this “Amendment”) is effective as of July 3, 2008 by and among Gran Tierra Energy Colombia Ltd., (the “Partnership”), a Utah partnership (formerly known as Argosy Energy International, a Utah limited partnership (“Argosy”)), Gran Tierra Energy Inc., a Nevada corporation (“Gran Tierra”), and Crosby Capital, LLC, a Texas limited liability company (“Crosby”). The Partnership, Gran Tierra and Crosby are each individually referred to herein as a “Party,” and collectively as the “Parties.” All capitalized terms not otherwise defined here in shall be given the meaning assigned to such terms in that certain Colombian Participation Agreement, dated as of June 22, 2006, by and among Argosy, Gran Tierra, and Crosby (the “Original Participation Agreement”), as amended by Amendment No. 1 dated as of November 1, 2006 (“Amendment No. 1”).

Recitals

Whereas, the Parties executed the Original Participation Agreement and Amendment No. 1. Such Original Participation Agreement amended by Amendment No. 1 is hereby referred to as the “Agreement”.

Whereas, Crosby has assigned certain of the participation rights in the Agreement to the members of Crosby pursuant to approved Assignments as reflected in the schedule attached hereto as Exhibit A (“Crosby Members”).

Whereas, the Parties desire to amend the Agreement as set forth herein; and

Whereas, pursuant to Section 13.4 of the Agreement, no modification or waiver of any provision of the Agreement shall be effective unless set forth in writing signed by the Parties.

Agreement

Now, Therefore, in consideration of the covenants and promises herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.     All references in the Agreement to “Argosy” shall be deleted and replaced with “the Partnership”.

2.     In the event that Gran Tierra closes a transaction with Solana Resources Limited (whether through acquisition, plan of arrangement, merger, take-over bid or otherwise) on or before November 15, 2008, Gran Tierra shall (i) deliver to Crosby Members an aggregate of 2,000,000 shares of Gran Tierra’s common stock (the “Shares”) in a private placement, and (ii) an executed Registration Rights Agreement with each Crosby Member in such form attached hereto as Exhibit C.

3.     Upon the delivery of the Shares and Registration Rights Agreements, then Section 1.6 shall be deleted in its entirety and replaced with the following:

“Allowed Adjustment Factors means (a) any change (increase or decrease) in royalty obligations of the Partnership under the Colombian Association Contracts pursuant to applicable Colombian laws, rules or regulations, (b) any change (increase or decrease) in Ecopetrol participation pursuant to the Colombian Association Contracts, and (c) any increase in the Partnership’s Working Interest in any of the Historical Properties excluding any of the Solana Resources Limited Historical Properties. As a non-exclusive example of how the Partnership’s Working Interest in any of the Historical Properties, excluding any of the Solana Resources Limited Historical Properties, could increase, the Partnership’s Working Interest would increase due any of the following events: (a) if other Working Interest owners in the Historical Properties, excluding any of the Solana Resources Limited Historical Properties, do not participate in a new discovery pursuant to a joint operating agreement; (b) any increase in the Partnership’s Working Interest or rights as a matter of law relating to the Historical Properties, excluding any of the Solana Resources Limited Historical Properties, arising from any legal proceedings, actions or remedies; and (c) direct or indirect acquisition of another party’s interest or rights in the Historical Properties, excluding any of the Solana Resources Limited Historical Properties, whether through an assignment, partnership or otherwise.”

4.    Section 1.58 shall be deleted in its entirety and replaced with the following and all references in the Agreement to “Subsequent Argosy Sale” shall be replaced with “Subsequent Partnership Sale”:

1.58“Subsequent Partnership Sale has the meaning set forth in Section 8.2.”

5.    Section 13.8 shall be deleted in its entirety and replaced with the following:

“Further Assurances. Each Party agrees to execute any and all documents reasonably required to effectuate the purposes and intent of this Agreement, at present or in the future. Specifically and without limiting the prior sentence, if the law of Colombia in the future provides for a direct assignment of the Base Overriding Royalty from the Historical Properties, excluding any of the Solana Resources Limited Historical Properties, at the request of Crosby, the Partnership shall make such assignment to the Crosby Members or their permitted assignees.

6.    Upon delivery of the Shares and the Registration Rights Agreements, then a new Section 1.62 shall be added as follows:

1.62 “Solana Resources Limited Historical Properties shall mean all of the interests in the Historical Properties reflected in Exhibit B hereto.”

7.    ection 13.1 of the Agreement shall be amended by deleting the reference and address for McGuire Woods LLP and replacing them with the following:

“Cooley Godward Kronish LLP
5 Palo Alto Square
3000 El Camino Real
Palo Alto, CA 94306
Attn: Nancy H. Wojtas, Esq.
Phone: (650) 843-5819
Facsimile No.: 650-849-7400
nwojtas@cooley.com”

Section 13.1 of the Agreement shall also be amended by deleting the reference and address for Glast, Phillips & Murray, P.C. and replacing them with the following:

“Kathryn Smyser
Bond & Smyser LLP
5505 Jackson
Houston, Texas 77004
Phone: (713) 524-4200
Fax: (713) 524-1196
Kathryn@bondsmyser.com”

8.    References to the “Agreement” in the Original Participation Agreement shall be deemed to include the Original Participation Agreement, as amended by Amendment No. 1 and Amendment No. 2. Except as expressly modified or otherwise as set forth herein, the terms and conditions of the Original Participation Agreement remain in full force and effect.

9.    This Amendment No. 2 does not alter or amend the Second Amended Extension Agreement dated May 28, 2008 between the Parties. Moreover, the Parties do not waive any of their rights pursuant to the Agreement or the Second Amended Extension Agreement.

10.    Crosby hereby acknowledges that the existence of this Amendment No. 2 and the information contained herein is confidential information within the meaning of Section 7.6 of the Original Participation Agreement, and that the terms and conditions of Section 7.6 will apply to this Amendment No. 2.

11.    The Parties will be responsible for and pay all of its own costs and expenses incurred at any time in connection with Amendment No. 2.

12.    This Amendment No. 2 supersedes the letter agreement amongst the parties dated June 23, 2008.

13.    This Amendment No. 2 may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.

14.    A facsimile, telecopy or other reproduction of this Amendment No. 2 may be executed by one or more parties to this Amendment No. 2, and an executed copy of this Amendment No. 2 may be delivered by one or more parties to this Amendment No. 2 by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party to this Amendment No. 2, all parties to this Amendment No. 2 agree to execute an original of this Amendment No. 2 as well as any facsimile, telecopy or other reproduction of this Amendment No. 2.

In Witness Whereof, each of the undersigned has caused this Agreement to be executed as of the date first written above.

Gran Tierra Energy Colombia Ltd.
By:	Argosy Energy Corporation, General Partner

By:	/s/ Dana Coffield
Name: Dana Coffield
Title: President

Gran Tierra Energy Inc.

By:	/s/ Dana Coffield
Name: Dana Coffield
Title: President and Chief Executive Officer

Crosby Capital, LLC

By:	/s/ Jay Allen Chaffee
Name: Jay Allen Chaffee
Title: President

Exhibit A
to the Amendment No. 2

CROSBY MEMBERS

Crosby Member	Assignment Interest	Allocated Shares

LJB Partners, L.P.	45.125%	902,500

Schumacher Living Trust	11.466%	229,320

NTC & Co., Trustee, FBO Robert J. Schumacher Roth/IRA Account 60481057	14.659%	293,180

NTC & Co., Trustee, FBO Robert J. Schumacher Roth/IRA Account 60481066	19.000%	380,000

Bunker Hill Resources, LLC	9.750%	195,000

Total	100.000%	2,000,000

Exhibit B
to the Amendment No. 2

SOLANA RESOURCES LIMITED HISTORICAL PROPERTIES

Contract Area	Field	Solana Working Interest	Solana Net Revenue Interest

Santana	Inchiyaco	9.17350%	7.33880%

Guayuyaco	All Fields	35.00000%	32.20000%

Chaza	All Fields	50.00000%	46.00000%

Exhibit C
to the Amendment No. 2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of ____________ ___, 2008, among Gran Tierra Energy Inc., a Nevada corporation (“Gran Tierra,” or the “Company”), and the purchaser signatory hereto (the “Purchaser”).

This Agreement is made pursuant to Amendment No. 2 to Colombian Participation Agreement, dated as of July __, 2008 among Gran Tierra, Gran Tierra Energy Colombia Ltd., a Utah partnership and Crosby Capital, LLC (as such Colombian Participation Agreement is so amended, including by Amendment No. 1 thereto dated as of November 1, 2006, the “Participation Agreement”).

The Company and Purchaser hereby agree as follows:

Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(c).

“Common Stock” means common stock, par value $0.001 per share, of Gran Tierra.

“Effectiveness Period” shall have the meaning set forth in Section 2.

“Filing Date” means as soon as practicable after issuance of the Shares.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Holders’ Counsel” means the one counsel to the Holders as set forth in Section 6(o).

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Plan of Distribution” shall have the meaning set forth in Section 2.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means all of (i) the Shares issuable, and (ii) any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means the registration statements required to be filed hereunder and any additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Shareholder Questionnaire” shall have the meaning set forth in Section 3(a).

“Shares” means 2,000,000 shares of Common Stock issued in the aggregate to the Holders.

Shelf Registration.

On or prior to the Filing Date, Gran Tierra shall prepare and file with the Commission a “Shelf” Registration Statement covering the resale of the Registrable Securities on such Filing Date for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if Gran Tierra is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by at least a 51% majority in interest of the Holders) substantially the “Plan of Distribution” attached hereto as Annex A, as may be revised by the Company in its reasonable discretion in response to comments received by the Commission or to conform the Plan of Distribution with a plan of distribution contained in a registration statement with which the Registration Statement is combined. Subject to the terms of this Agreement, Gran Tierra shall use its reasonable best efforts to cause a Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold, or may be sold without volume restrictions pursuant to Rule 144, as determined by the counsel to Gran Tierra pursuant to a written opinion letter to such effect, addressed and acceptable to Gran Tierra’s transfer agent (the “Effectiveness Period”). The Company agrees to include in any such Registration Statement all information that the Holders of Registrable Securities may reasonably request. The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 pm Eastern Time on a Trading Day. The Company shall immediately notify the Holders via facsimile of the effectiveness of a Registration Statement on the same Trading Day that Gran Tierra telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of a Registration Statement. The Company shall, by 9:30 am Eastern Time on the Trading Day after the Effective Date (as defined in the Participation Agreement), file a final Prospectus with the Commission as required by Rule 424.

Registration Procedures

In connection with Gran Tierra’s registration obligations hereunder, Gran Tierra shall:

Not less than five Trading Days prior to the filing of each Registration Statement and not less than 1 Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), Gran Tierra shall, (i) furnish to each Holder and to Holders’ Counsel copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders and Holders’ Counsel and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of Holders’ Counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, Gran Tierra is notified of such objection in writing no later than five (5) Trading Days after the Holders have been so furnished copies of a Registration Statement or 1 Trading Day after the Holders have been so furnished copies of any related Prospectus or amendment or supplement thereto. Each Holder agrees to furnish to Gran Tierra a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Shareholder Questionnaire”) not less than two Trading Days prior to the Filing Date or by the end of the fourth Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

(i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders and Holders’ Counsel notice of any such comments and true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that Gran Tierra may excise any information contained therein which would constitute material non-public information as to any Holder which has not executed a confidentiality agreement with Gran Tierra); and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than 1 Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies Gran Tierra whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by Gran Tierra of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to Gran Tierra that Gran Tierra believes may be material and that, in the determination of Gran Tierra, makes it not in the best interest of Gran Tierra to allow continued availability of a Registration Statement or Prospectus; provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law.

Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

Furnish to each Holder and Holders’ Counsel, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

Subject to the terms of this Agreement, Gran Tierra hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c).

Prior to any resale of Registrable Securities by a Holder, use its reasonable best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that Gran Tierra shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject Gran Tierra to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably possible under the circumstances taking into account Gran Tierra’s good faith assessment of any adverse consequences to Gran Tierra and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If Gran Tierra notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of a Registration Statement and Prospectus, for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12 month period.

Comply with all applicable rules and regulations of the Commission.

The Company may require each selling Holder to furnish to Gran Tierra a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the Shares.

Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by Gran Tierra shall be borne by Gran Tierra whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by Gran Tierra in writing (including, without limitation, fees and disbursements of counsel for Gran Tierra in connection with Blue Sky qualifications or exemptions of the Registrable Securities), (C) if not previously paid by Gran Tierra in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with NASD Regulation, Inc. pursuant to the NASD Rule 2710, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, and (D) fees and expenses of Gran Tierra’s counsel and accountants and the reasonable fees and expenses of Holders’ Counsel (not to exceed $5,000 in the aggregate), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for Gran Tierra, (v) Securities Act liability insurance, if Gran Tierra so desires such insurance, and (vi) fees and expenses of all other Persons retained by Gran Tierra in connection with the consummation of the transactions contemplated by this Agreement. In addition, Gran Tierra shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall Gran Tierra be responsible for any broker or similar commissions of any Holder, which shall be borne by the Holders in proportion to the number of Shares sold by each such Holder, or for any legal fees or other costs of the Holders other than as specifically set forth in (i)(D) above.

Indemnification

Indemnification by Gran Tierra. Gran Tierra shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, shareholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses related to actions or proceedings that are commenced or overtly threatened (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (2) any violation or alleged violation by Gran Tierra of the Securities Act, Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to Gran Tierra by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(vi), the use by such Holder of an outdated or defective Prospectus after Gran Tierra has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which Gran Tierra is aware.

Indemnification by Holders. Each Holder shall, jointly and severally, indemnify and hold harmless Gran Tierra, its directors, officers, agents and employees, each Person who controls Gran Tierra (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to Gran Tierra specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that such information relates to such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(vi), the use by such Holder of an outdated or defective Prospectus after Gran Tierra has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is judicially determined to be not entitled to indemnification hereunder.

Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

Miscellaneous

Remedies. In the event of a breach by Gran Tierra or by a Holder, of any of their respective obligations under this Agreement, each Holder or Gran Tierra, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

Discontinued Disposition. Each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from Gran Tierra of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by Gran Tierra that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable.

Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by Gran Tierra and each Holder of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Participation Agreement.

Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights (except by merger) or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Participation Agreement.

Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Participation Agreement.

Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

Headings. The headings in this Agreement are for convenience only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

Adjustments affecting Registrable Securities. Gran Tierra will not effect or permit to occur any combination or subdivision of its Common Stock which would adversely affect the ability of the Holders to include the Registrable Securities in any registration of securities contemplated by this Agreement or the marketability of the Registrable Securities under any such registration.

Rule 144. Gran Tierra shall use its reasonable best efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable each Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of any Holder, Gran Tierra will deliver to the Holder a written statement as to whether it has complied with such requirements. Upon receipt by the Company from a Holder of such documentation as the Company may reasonably request, the Company will promptly provide all instructions and information required by the Company’s transfer agent in order for the Holder to sell and transfer the Registrable Securities held by it.

Holders Counsel. Holders’ Counsel shall initially be Bond & Smyser, LLP, and may be changed hereafter by written notice to the Company by Holders holding not less than 51% of the Registrable Securities then outstanding.

Accredited Investor Status. Each Holder represents and warrants that the Holder is an “accredited investor” as that term is defined in Rule 501(a) promulgated under the Securities Act, and has indicated such specific category of classification on the signature page hereof with respect to such Holder.

Term. This Agreement shall terminate and be of no further force and effect upon the earlier to occur of (i) the date upon which there are no longer any Registrable Securities outstanding, and (ii) the date upon which all Registrable Securities may be sold without volume restrictions pursuant to Rule 144 without regard to compliance with subparagraph (c)(1) thereof.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Gran Tierra Energy Inc., a Nevada Corporation

By:
Name:
Title:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS]

Name of Purchaser: __________________________
Signature of Authorized Signatory of Purchaser: __________________________
Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________

Accredited Investor Confirmation:

The Purchaser represents and warrants that the Purchaser comes within each category marked below. The Purchaser agrees to furnish any additional information that the Company deems necessary in order to verify the answers set forth below.

(PLEASE MARK EACH CATEGORY APPLICABLE TO YOU)

____	The Purchaser is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

____
The Purchaser is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation), and has a reasonable expectation of reaching the same income level in the current year.

____
The Purchaser is a corporation, partnership, business trust, not formed for the purpose of acquiring the Securities, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), in each case with total assets in excess of $5,000,000.

____
The Purchaser is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a “sophisticated person” as described in Rule 506(b)(2)(ii) promulgated under the Act.

____	The Purchaser is an entity all the equity owners of which are “accredited investors” within one or more of the above categories.

(describe entity)

THE PURCHASER UNDERSTANDS THAT GRAN TIERRA WILL RELY ON THE FOREGOING REPRESENTATIONS TO, AMONG OTHER THINGS, ISSUE THE SHARES PURSUANT TO THE PARTICIPATION AGREEMENT IN RELIANCE ON THE EXEMPTION FOR THE OFFER AND SALE OF THE SHARES FROM THE REQUIREMENT TO REGISTER THE SHARES UNDER THE ACT.

[SIGNATURE PAGES CONTINUE]

ANNEX A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the common stock and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on the American Stock Exchange or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

In connection with the sale of the common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of the common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

Each Selling Stockholder has informed Gran Tierra that it is not an affiliate of Gran Tierra, or any broker dealer within the meaning of the Securities Act, and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

The Company is required to pay certain fees and expenses incurred by Gran Tierra incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.

Annex B

Gran Tierra Energy Inc.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock, par value $0.001 per share (the “Common Stock”), of Gran Tierra Energy Inc., a Nevada corporation (the “Gran Tierra”), (the “Registrable Securities”) understands that Gran Tierra has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the several Registration Rights Agreements, dated as of _________ ____, 2008 (the “Registration Rights Agreements”), each among Gran Tierra and the Purchaser named therein. Copies of the Registration Rights Agreements are available from Gran Tierra upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreements.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to Gran Tierra and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2. Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3. Beneficial Ownership of Registrable Securities:

(a)	Type and Number of Registrable Securities beneficially owned (not including the Registrable Securities that are issuable pursuant to the Participation Agreement):

4. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐	No ☐

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to Gran Tierra.

Yes ☐	No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐	No ☐

(d)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐	No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of Gran Tierra Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of Gran Tierra other than the Registrable Securities listed above in Item 3.

(a)	Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6. Relationships with Gran Tierra:

(a) Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with Gran Tierra (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(b)	Are you an affiliate of Gran Tierra (as that term is defined in Rule 144)?

Yes ☐  No ☐

The undersigned agrees to promptly notify Gran Tierra of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by Gran Tierra in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: _________________________________	Beneficial Owner: ________________________________________

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO: